EXHIBIT 21

                           Subsidiaries of the Company

                               Jurisdiction           Directly Held By
   Subsidiary                of Incorporation        and Wholly Owned By
   ----------                ----------------        -------------------

NFO Research, Inc.               Delaware            NFO Worldwide, Inc.

PSI Holding, Corp.               Delaware            NFO Worldwide, Inc.

Advanced Marketing
 Solutions Corp.                 Delaware            NFO Worldwide, Inc.

Plog Research, Inc.              Delaware            NFO Worldwide, Inc.

NFO International, Inc.          Delaware            NFO Worldwide, Inc.

Prognostics Corp.                Delaware            NFO Worldwide, Inc.

Migliara/Kaplan Associates,
 Inc.                            Delaware            NFO Worldwide, Inc.

Chesapeake Surveys, Inc.         Delaware            Migliara/Kaplan
                                                     Associates, Inc.

NFO Europe, Inc.                 Delaware            NFO International, Inc.

NFO APIM, Inc.                   Delaware            NFO International, Inc.

NFO Germany, Inc.                Delaware            NFO Europe, Inc.

NFO APLT, Inc.                   Delaware            NFO Europe, Inc.

NFO France, Inc.                 Delaware            NFO Europe, Inc.

NFO U.K., Inc.                   Delaware            NFO Europe, Inc.

PSI Singapore LC                                     NFO APIM, Inc.

NFO Asia-Pacific, Inc.           Delaware            NFO APIM, Inc.

The MBL Group, Inc.              Delaware            NFO Worldwide, Inc.

Payment Systems
  International Limited          United Kingdom      The MBL Group Plc

BJM Research and
  Consulting Ltd.                United Kingdom      The MBL Group Plc

                                   EXHIBIT 21

                               Jurisdiction           Directly Held By
   Subsidiary                of Incorporation        and Wholly Owned By
   ----------                ----------------        -------------------

Market Behaviour Ltd.            United Kingdom     The MBL Group Plc

MERAC WLL Ltd.                   Bahrain            The MBL Group Plc

MERAC Arabia Company Ltd.        United Kingdom     MERAC WLL Ltd.

MERAC EGYPT Ltd.                 Egypt              MERAC WLL Ltd.

Marketing Blueprint Ltd.         United Kingdom     The MBL Group Plc

MBL Research and
 Consultancy Group (P) Ltd.      India              The MBL Group Plc

Market Behaviour Ltd.            Bangladesh         MBL Research and
                                                       Consultancy Group
                                                       (P) Ltd.

Market Behaviour Ltd.            Sri Lanka          MBL Research and
                                                       Consultancy Group
                                                       (P) Ltd.

MBL Asia-Pacific Ltd.            Hong Kong          The MBL Group Plc

Market Behaviour
   (China) Ltd.                  Hong Kong          MBL Asia-Pacific Ltd.

Market Behaviour
   (Thailand) Ltd.               Hong Kong          MBL Asia-Pacific Ltd.

Market Behaviour
   (Thailand) Ltd.               Thailand           MBL Asia-Pacific Ltd.

Market Behaviour
   (Malaysia) Ltd.               Malaysia           MBL Asia-Pacific Ltd.

Market Behaviour
   (Vietnam) Ltd.                Hong Kong          MBL Asia-Pacific Ltd.

Trends-MBL Inc.                  Philippines        MBL Asia-Pacific Ltd.

                                   EXHIBIT 21

                               Jurisdiction           Directly Held By
   Subsidiary                of Incorporation        and Wholly Owned By
   ----------                ----------------        -------------------
Market Behaviour
 (Hong Kong) Ltd.                 Hong Kong         MBL Asia-Pacific Ltd.

Market Behaviour
 (International) Ltd.:Taiwan      Hong Kong         MBL Asia-Pacific Ltd.

Market Behaviour
 (International) Ltd.             Hong Kong         MBL Asia-Pacific Ltd.

International Research
 Associates (Hong Kong) Ltd.      Hong Kong         MBL Asia-Pacific Ltd.

Consensus-ME Ltd.:Indonesia       Hong Kong         MBL Asia-Pacific Ltd.

PT Continental Seraratama
 Surveys                          Indonesia         Consensus-ME Ltd:
                                                     Indonesia

Market Behaviour (Singapore)
 Plc Ltd:                         Singapore         MBL Asia-Pacific Ltd.

CM Research                       New Zealand       NFO Asia-Pacific Ltd.

NFO USA, Inc.                     Delaware          NFO Worldwide, Inc.

Ross-Cooper-Lund                  Delaware          NFO USA, Inc.

MarketMind Inc.                   Delaware          NFO USA, Inc.

MarketMind                        Australia         NFO Worldwide, Inc.

NFO Canada                        Ontario, Canada   NFO Worldwide, Inc.